Exhibit 99.1

Shea Development Corp. Acquires Riptide Software Inc.
Monday April 9, 2007

Acquisition Results in a New Emerging Leader in the Real Time On-Demand BPM Space

DALLAS—(BUSINESS WIRE)—Shea Development Corp., Inc. (OTCBB:SDLP - News), (“SDC”) an emerging leader in the business process and content management spaces, today announced that it has entered into an agreement to acquire Riptide Software in a cash and stock transaction. Riptide is an enterprise grade custom software and systems development company with a strong track record of delivering mission-critical, zero-defect engagements on custom, mid-to-large-scale software systems for government and commercial customers using the latest technologies. The combined entity will result in the world’s newest company in this high-growth market offering a standards-based, real-time, thin-client scalable solution that provides large corporate and government customers with robust and secure Business Process Management (“BPM”) and Content Management (“CM”) solutions.

“SDC’s success is driven by the fact that we listen to our customers,” said Frank Wilde, Chairman and CEO of Shea Development Corp. “Our combined customers rely on us to deliver enterprise class solutions that enable them to make better decisions faster by improving their ability to manage critical business processes, reduce expenditures, improve efficiency and provide world-class customer service. They frequently ask us to implement the latest technologies in their large, complex organizations which requires that we have the most advanced design, development, and support capabilities available in-house. This acquisition will allow us to reliably expand our ability to deliver advanced functionality tailor-made to our customer’s requirements and integrate their legacy systems with our own state-of-the-art BPM and CM solutions.”

Both Companies-Best-of-Breed

SDC’s solutions have been chosen by very selective commercial and utility customers that enable them to manage and control their plant facilities and rate based systems. Riptide Software delivers custom software systems for enterprise-wide application integration (EAI) as both a prime and a sub-contractor to customers in the United States Department of Defense, the civilian federal government, and commercial clients in the Hospitality and Banking Industries (among others).

Together, we are able to capitalize on our proven ability to deliver complex, leading-edge technology solutions to further leverage our joint customer base, consulting resources, product development capability and previous successes to deliver enhanced products and solutions to our current customers and forge new relationships in the government, military, commercial and utility markets. Riptide’s capabilities will allow us to seamlessly integrate these products and solutions into our customer’s existing infrastructure, offering solutions that are more reliable and secure, adhere to advanced compliance standards, and deliver specialized reporting capabilities but have minimal impact on the customers’ legacy systems.

As we grow the company, its products, capabilities and service offerings, we believe that Riptide’s custom development capability will be a key differentiator for us in remaining competitive in this high growth market. It will also enable us to deliver strong ROI for our customers because of their programming-free process modeling and development environment, flexible integration capability and powerful management tools and Web interfaces that make it easy for process participants to utilize the systems that they have implemented for their customers. Additionally, the company will continue its demonstrated track record of delivering complex projects that address changing business conditions on time and on budget.

Phil Loeffel, CEO of Riptide Software said, “We are delighted to be part of this emerging enterprise and look forward to continuing to make a major contribution to competitively differentiating SDC. Over the past 10 years, our business has had a great deal of success by aligning IT with customers’ business needs and creating scalable solutions where we delivered the right technology, the correct design and a solution that enabled our customers to streamline, automate, integrate, monitor and improve the processes that determined the operational success of their company or organization. Upon completion of this business combination, our team will be able to leverage our abilities to build a world class company with some of the best and brightest professionals in the industry.”

The transaction is subject to customary closing conditions, including regulatory approvals and the approval of SDC’s shareholders. The transaction is expected to close in the second calendar quarter of 2007.

This press release includes forward-looking statements that are subject to certain risks and uncertainties. Actual results may differ materially from the results contemplated in these forward-looking statements. Statements regarding the expected date of completion of the transaction in the second quarter of Shea’s fiscal year 2007 and other statements included herein are forward-looking statements and subject to risks and uncertainties, including among others: uncertainties as to the timing of the merger, approval of the transaction by Shea’s shareholders and the satisfaction of closing conditions to the transaction, including closing conditions related to the consent of third parties.

About Riptide Software

The Company maintains a staff of recognized experts in their respective fields, utilizing the latest in industry hardware, software and development techniques to transform the “impossible” into “reality.” The company was CMMI Certified, level 3 in November of 2006 based on a Standard CMMI Based Appraisal Method for Process Improvement (SCAMPI). The Company utilizes object-oriented and component- based development techniques to produce elegant, reliable and cost effective solutions. Company technology strengths feature large-scale 3 tier architectures and Service Oriented Architectures employing state-of-the-art graphical user interfaces showcasing the latest in .NET, Java, and web-enabled technologies. The Company specializes in providing enterprise level turnkey solutions to the United States Army and Department of Defense, Commercial Customers in the Hospitality industry, and Interactive Multimedia Instruction for multiple applications. For more information visit www.riptide.com.

About Shea Development Corp.

Shea Development Corp. (OTCBB:SDLP - News) develops business process automation (BPA) and business process management (BPM) software to integrate, assemble and optimize available IT assets to drive business process productivity, reliability and security. SDC is in the process of developing an innovative, enterprise class business integration platform that incorporates proven integration technologies with next generation capabilities into a Real-Time, On-Demand Solution that delivers a unique combination of efficiency, agility and control. SDC is an emerging leader in this industry and has a commitment to deliver tangible business value to its customers. SDC serves customers in the commercial and utility markets through its subsidiary, information Intellect, Inc. located in Marietta Georgia and Ft. Worth Texas. For more information visit www.infointellect.com.

FORWARD-LOOKING STATEMENTS:

This press release may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “anticipate,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies.

Some of the things that could cause actual results to differ from expectations are: a lack of Shea operating history; the uncertainty of success of our acquisition strategy to grow the Company; uncertainty of our ability to successfully integrate acquired companies into Shea; dependence upon the utility industry as well as federal, state and local agencies which experience volatility in funding budgets and sales cycles that may be lengthy and unpredictable; uncertainties related to the issuance of patents under application with the United States Patent and Trademark Office; the possibility of other intellectual property rights held by third parties related to the technology; uncertainty of product development and acceptance; changes in the information technology spending trends; the uncertainty that the company’s prospective sales pipeline will result in final contracts; the potential changes in the buying decision makers during a customer purchasing cycle; the complexities in scope and timing for finalization of contracts; the fluctuations in product delivery schedules; uncertainty of ability to compete effectively in a new market; the uncertainty of profitability and cash flow of Shea; intellectual property rights and dependence on key personnel; economic conditions; the continued impact of terrorist attacks, global instability and potential U.S. military involvement; the competitive environment and other trends in the company’s industry; the effects of inflation; changes in laws and regulations; changes in the company’s business plans; interest rates and the availability of financing; liability, legal and other claims asserted against the company; labor disputes; and the company’s ability to attract and retain qualified personnel.

For a discussion of these and other risk factors, see the company’s Current Report on Form 8-K filed on March 8, 2007. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. The company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the company’s business or events described in any forward-looking statements. The company disclaims any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

Contact:

Shea Development Corp.

Frank Wilde, 650-450-0353

or

The Blueshirt Group

Todd Friedman, 415-217-7722

todd@blueshirtgroup.com

Stacie Bosinoff, 415-217-7722

stacie@blueshirtgroup.com